UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2015

Howard Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip Code)

(410) 750-0020
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01 Other Events.

As previously announced, Howard Bancorp, Inc. (“Howard”), a Maryland corporation and the parent company of Howard Bank, entered into an Agreement and Plan of Merger with Patapsco Bancorp, Inc. (“Patapsco”), a Maryland corporation and the parent company of The Patapsco Bank, pursuant to which Patapsco will be merged with and into Howard (the “Merger”).  As previously disclosed, consummation of the Merger is subject to certain closing conditions, including the receipt of required regulatory approvals.  Such approvals include approval of the Board of Governors of the Federal Reserve System (the “FRB”) and the Maryland Office of the Commissioner of Financial Regulation (the “Maryland Commissioner”) of the Merger and of the Federal Deposit Insurance Corporation (the “FDIC”) and the Maryland Commissioner for the merger of The Patapsco Bank into Howard Bank (the “Bank Merger”).  We received FRB approval for the merger as of May 12, 2015, Maryland Commissioner approval of the merger and the Bank Merger on June 1, 2015, and FDIC approval of the Bank Merger as of June 3, 2015.  Accordingly, all required regulatory approvals with respect to the Merger have now been received.

Important Additional Information.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This report contains statements relating to a proposed merger between Howard and Patapsco that is the subject of joint proxy statement/prospectus included in an amendment to Howard’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2015.

This report is not a substitute for the joint proxy statement/prospectus or any other document that Howard has filed or may file with the SEC or that Howard or Patapsco has sent or may send to its stockholders in connection with the Merger and their respective boards of directors’ solicitation of proxies in connection therewith.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE FINAL JOINT PROXY STATEMENT/ PROSPECTUS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Copies of the documents filed with the SEC by Howard will be available free of charge on Howard’s website at www.howardbank.com under the tab “Investor Relations” and then under the heading “SEC Documents” or by contacting George C. Coffman at (410) 750-0020.  You may also read and copy any reports, statements and other information filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington DC.  Information about the operation of the SEC Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The information on Howard’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings Howard makes with the SEC.

Howard, Patapsco and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Howard and Patapsco in connection with the transaction.  Information about the directors and executive officers of Howard and Patapsco and the interests of these participants and other persons who may be deemed participants in the merger is set forth in the joint proxy statement/prospectus referred to above.

Item 9.01     Financial Statements and Exhibits.

(d)                 Exhibits:

99.1      Press release dated June 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

		By:	/s/ George C. Coffman
		Name:	George C. Coffman
Date:	June 9, 2015	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 9, 2015